                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1998

[MORNINGSTAR RATINGS LOGO]

SEEKING MAXIMUM
APPRECIATION OF
INVESTORS CAPITAL

KEMPER SMALL CAPITALIZATION EQUITY FUND

                                 "... There will always be periods of short-term
                                volatility, but we believe that small-cap stocks
                           continue to present good opportunities for long-term,
                                                        patient investors. ... "

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
14
REPORT OF
INDEPENDENT AUDITORS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS

KEMPER SMALL CAPITALIZATION EQUITY
FUND TOTAL RETURNS

 FOR THE YEAR ENDED SEPTEMBER 30, 1998 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                              LIPPER
                                              SMALL
                                               CAP
                        CLASS      CLASS      GROWTH
       CLASS A            B          C        FUNDS*
-25.13                  -26.06     -25.65     -20.06

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/98   9/30/97
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A               $5.30     $7.98
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B               $4.98     $7.64
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C               $5.00     $7.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY
FUND RANKINGS AS OF 9/30/98
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY*

                   CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
     1-YEAR        #426 of        #457 of        #447 of
                  576 funds      576 funds      576 funds
--------------------------------------------------------------------------------
     5-YEAR        #146 of          N/A            N/A
                  180 funds
--------------------------------------------------------------------------------
    10-YEAR        #36 of           N/A            N/A
                  62 funds
--------------------------------------------------------------------------------
    15-YEAR        #10 of           N/A            N/A
                  22 funds
--------------------------------------------------------------------------------
    20-YEAR         #4 of           N/A            N/A
                  14 funds
--------------------------------------------------------------------------------

DIVIDEND REVIEW

DURING THE YEAR ENDED SEPTEMBER 30, 1998, KEMPER SMALL CAPITALIZATION EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                      CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    SHORT-TERM
    CAPITAL GAIN        $0.02     $0.02     $0.02
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN        $0.79     $0.79     $0.79
--------------------------------------------------------------------------------

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Data provided by Morningstar, Inc., Chicago, IL (312) 696- 6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Morningstar has placed Kemper Small Capitalization Equity Fund in the small-cap growth category. Please consult the prospectus for a description of investment policies.

TERMS TO KNOW

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than one billion dollars) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore present greater risk to capital.

MARKET CORRECTION A reverse movement, usually downward, in the price of the overall market. Corrections are to be expected over the long term.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1997 AND HAS MORE THAN 15 YEARS OF INVESTMENT EXPERIENCE. HE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH.

[BURSHTAN PHOTO]

DAVID H. BURSHTAN JOINED SCUDDER KEMPER INVESTMENTS IN SEPTEMBER 1995. HE IS A SENIOR VICE PRESIDENT AND A MEMBER OF SCUDDER KEMPER'S GLOBAL EQUITY GROUP WHERE HE FOCUSES ON SMALL CAP PORTFOLIO MANAGEMENT AND RESEARCH. HE IS ALSO A PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. BURSHTAN RECEIVED HIS B.A. DEGREE IN ECONOMICS FROM BROWN UNIVERSITY AND HIS M.B.A. DEGREE IN FINANCE FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE PERIOD OCTOBER 1, 1997 THROUGH SEPTEMBER 30, 1998 WAS CHARACTERIZED BY EXTREME BOUTS OF VOLATILITY BROUGHT ON BY GLOBAL EVENTS. SMALL-CAPITALIZATION STOCKS STRUGGLED, WHILE VERY LARGE GROWTH STOCKS LED THE MARKET FOR MOST OF THE PERIOD. LEAD PORTFOLIO MANAGER KURT STALZER EXPLAINS HOW HE MANAGED THE FUND IN THIS TURBULENT ENVIRONMENT.

Q     KURT, FOR THE PAST YEAR, THE NEWS HAS BEEN FULL OF STORIES OF MARKET
VOLATILITY. HOW DID THE FUND PERFORM?

A     It was a difficult time for small-cap funds, and Kemper Small
Capitalization Equity Fund was no exception. The fund was down 25.13 percent (Class A shares, unadjusted for any sales charges) for the one-year period ending September 30, 1998. The fund suffered somewhat more severely than its peers. The Lipper small cap funds group posted an average decline of 20.60 percent. The Russell 2000 Index lost 19.02 percent.
  We know that the fund's performance will come as a disappointment to shareholders. We share in that disappointment, and are never satisfied if the fund falls. And while a short-term loss can be daunting, we feel that it is particularly important for investors to maintain a longer-term focus. The stocks of small companies have offered patient, long-term investors the opportunity to reap considerable rewards, and of course, past performance is no guarantee of future results.

  As I discuss the past fiscal year, we can take a look at some of the factors that impacted the fund's performance, from market conditions and global events to how some of the individual stocks in the portfolio performed.

Q     BEFORE WE TALK ABOUT THE FUND, COULD YOU PROVIDE US WITH A BACKGROUND OF
THE MARKET CLIMATE DURING THE PAST YEAR?

A     The dominant force driving the markets over the past year was volatility borne out of uncertainty. In recent years, investing has become more globally complex, and investors have begun to travel down a less familiar road. Soon after the fiscal year began, we saw a steep sell-off in the market. On October 27, 1997, concerns about the economic stability of several Southeast Asian nations came home to roost, and the U.S. market declined seven percent. The impact of the flagging Asian economies was unclear: To what extent would gross domestic product be impacted by a softer demand for exports? How would domestic earnings be influenced by cheaper imports? Could the robust domestic growth of the last four years continue much longer?

  However, the market rebounded quickly, and people began to return to stocks with heady enthusiasm, driving key indicators to new highs. Bailout plans developed by the International Monetary Fund, paired with many strong earnings announcements, soothed investors' fears. As 1997 ended, the markets rallied forward, in a move that continued through the first quarter of 1998.

PERFORMANCE UPDATE

By mid-summer, uncertainty and downward momentum supplanted this rally. Investors were once again worried of prospects that Asia could derail domestic stocks. The Russian debt crisis and anxiety about Latin America's potential economic weakness caused the markets to drop precipitously in August.

Q     HOW DID THIS UNCERTAINTY IMPACT INVESTORS AND THEIR STOCK SELECTIONS?

A     In the first half of the fiscal year, nervous investors became far more interested in predictable, stable earnings than in underlying values and company fundamentals. Companies with perceived minimal susceptibility to Asia's woes were rewarded. Liquidity became a huge buying point.

  Investors flocked to perceived quality -- large, domestically oriented companies, characterized by stable earnings. The stock prices of "household names" were driven upward. Meanwhile, small-company stocks and those of companies with international exposure felt the market's chill. Investors showed scant forgiveness for any company that fell short of earnings expectations.

  During the second half of the year, the consequences of the uncertainty continued to unwind. The flight to quality reached dramatic proportions, as an increasingly elite group of very large-cap stocks garnered all of the market's attention. Earnings disappointments were punished with panicked selling.

Q     COULD YOU SUMMARIZE WHY SMALL-COMPANY STOCKS SUFFERED MORE THAN LARGER
COMPANY STOCKS?

A     Certainly. Even in the best of times, small-company stocks generally show more volatility than larger companies. It's part of the classic risk/reward tradeoff. In the recent market climate, small caps were further hampered because they have less liquidity and often have shorter track records. The market's turmoil has made investors more reluctant to take chances. The flight to the perceived stability of large caps has also been a flight away from small caps.

Q     HOW DO YOU SELECT STOCKS IN THIS SORT OF UNFRIENDLY ENVIRONMENT?

A     Well, we don't let market conditions sway our investment strategy. We follow at a growth-at-a-reasonable-price discipline. We use qualitative and quantitative analysis to rigorously evaluate earnings potential and company fundamentals. We examine growth trends of stocks and sectors, stock prices, industry growth expectations and company balance sheets. Companies that catch our eye are those that occupy a niche market, have minimum competition or offer innovative products. Our goal is to use these criteria, and many others, to create a portfolio of reasonably priced stocks that have strong earnings growth potential for at least a two- to five-year time horizon.

Q     WHAT WORKED OUT WELL FOR THE FUND?

A     The fund's health care stake was a bright spot in the portfolio. We were overweighted relative to the Russell 2000 index, and reaped gains from strong performers. We favored device and product companies over service firms, because we felt that service names could be negatively impacted by a rapidly changing regulatory horizon. Serologicals Corp. is a stock that we've held for more than a year, and we've been pleased with its performance. The firm provides antibody testing for large pharmaceutical companies. Another strong performer over the past year has been Sofamor-Danek, the largest producer of spinal implant devices.

  Consumer nondurable stocks have also served the fund well, thanks to their good growth potential and low foreign exposure. One name that we've particularly liked has been Men's Wearhouse, a leading presence in mid-priced men's tailored clothing.

  Our stock selection criteria has also led us to good performers in other sectors, including Network Appliance, a firm involved in the development and design of network data storage equipment, and Applied Power, a firm that has carved a nice niche for itself in the hydraulic-power equipment arena. Now, these might not be names that you hear about every day, but they exhibit the franchise characteristics of strong small-cap growth stocks that we like. During the past year, these nimble companies delivered.

Q     WHAT DID NOT PERFORM AS WELL AS EXPECTED?

A     The Asian situation took a marked toll on many of the stocks within the fund's technology stake. Aspen Technology, Artisan Technology, and Sawtech were among those that fell short. We have since eliminated them from the portfolio. In hindsight, we would have been better served by a more aggressive reduction of the fund's exposure to Asia. We started to trim technology in the wake of the October correction, but we didn't trim enough.

  Energy stocks also hampered the fund's gains. Commodity prices moved downward more than we anticipated, and we didn't react

PERFORMANCE UPDATE

quickly enough. The fund's exposure to transportation stocks, albeit modest, also dampened performance. We were overly optimistic in our evaluation of rail and trucking stocks. Within the fund's financial services holdings, Sirrom Capital was a marked disappointment. Sirrom is involved in extending credit to small businesses, and was battered as the result of poor loan quality and funding issues.

Q     YOU MENTIONED THAT THE FUND FOLLOWS A VALUATION DISCIPLINE AND THAT THE
MARKET REWARDED EARNINGS PREDICTABILITY OVER VALUATIONS. IN THIS UNUSUAL CLIMATE, WHAT IMPACT DID YOUR INVESTMENT DISCIPLINE HAVE ON SHORT-TERM GAINS?

A     Well, our valuation discipline kept out some high-flying small-cap stocks.
For instance, we avoided Internet stocks. The market was excited about some of these names, but we don't feel that they've yet shown the sustainable earnings strength that we want.

  In addition to sticking to our valuation discipline, we also have a small-cap discipline. Lately, as small-caps have been battered by nervous markets, we've seen many managers of "small cap" funds drift upwards into mid- and large-cap issues. I will never do that, even if it means that we may lag our "peers" in liquidity-driven markets like 1998's. If we say we invest in small company growth stocks, we believe that it's important that we invest in small-company growth stocks. It's what our shareholders expect. We know it can be disappointing enough when small-cap stocks suffer a bout of underperformance. But, we believe it pales in comparison to the disappointment that investors would feel if we abandoned our stated focus, only to miss out on a small-cap rally.

Q     AS THE FUND BEGINS A NEW FISCAL YEAR, WHERE ARE YOU UNCOVERING ATTRACTIVE
OPPORTUNITIES?

A     We expect consumer nondurables stocks will remain an important theme. They have limited foreign exposure and good potential for sustainable growth. Broadcasting stocks present some interesting stories, as do service stocks. Within the retail subsector, we feel that the stronger companies will be those that cater to young people, rather than high-end retail chains. When it comes to shopping, teens are less fazed by recessionary concerns than adults. Additionally, many restaurant stocks have corrected, so there could be some good values in this area.

  Within technology, semiconductors and semiconductor-related equipment hold appeal. There are indications that these stocks have already gone through their bear market: their earnings have gone down, but their stock prices have stopped declining. This trend may be a sign of a brighter horizon.

  Contract manufacturing stocks such as Solectron and Jabil Circuits also merit consideration. Companies like IBM and Hewlett-Packard will likely have increased needs to outsource, and that's the sort of environment that will allow companies like Solectron and Jabil Circuits to shine. In contrast, in a slowing economy, software and information technology stocks are less appealing to us, and firms will likely divert what money they do have for Year 2000 consulting work.

  Energy stocks may have bottomed out, and we are keeping an eye out for emerging opportunities there as well.

Q     HOW DO YOU FEEL ABOUT THE PROSPECTS OF SMALL-CAP STOCKS?

A     There are several factors that could bode well for small-cap stocks. On a relative basis, small-cap stocks are as cheap as they've been in nearly twenty years. If the market's recent slide was actually a discounting of a recession, the horizon for small caps could improve. (Historically, small-cap stocks perform briskly coming out of a recession.) Also, the initial public offering
(IPO) stream has dried up over past months, reducing the supply of small-cap names. Should the tide turn -- as we believe it eventually will -- an increased demand, paired with this reduced supply, should be beneficial for small-cap stock prices. Lastly, as international markets improve, foreign investors will be pulling out of the large-cap U.S. stocks where they've been investing their cash. Small-cap stocks won't have to worry as much about that sell-off.

  There will be always be periods of short-term volatility, but we believe that small-cap stocks continue to present good opportunities for long-term, patient investors.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION EQUITY FUND
    CLASS A                                     -29.46%   5.04%    11.86%       11.52%    (since 2/20/69)
----------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION EQUITY FUND
    CLASS B                                     -28.02     N/A       N/A         7.50     (since 5/31/94)
----------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION EQUITY FUND
    CLASS C                                     -25.65     N/A       N/A         7.94     (since 5/31/94)
----------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A
--------------------------------------------------------------------------------

                          Kemper
                           Small                    Standard &
                          Capital                   Poor's 500
                          Equity        Russell        Stock
                          Fund A1     2000 Index'     Index"
1/1/79                     10000         10000         10000
                           10331         11688         10710
                           10931         12473         11002
                           12510         13857         11844
                           13408         14307         11861
                           12171         12475         11368
                           14122         14995         12901
                           17011         18391         14349
                           19537         19829         15710
                           19399         21471         15927
                           19241         22270         15561
                           16734         18365         13968
                           19235         20231         14937
                           16671         18345         13845
                           16832         18081         13767
                           18742         19988         15353
                           24556         25278         18155
                           27725         29687         19973
                           32998         35713         22191
                           31188         33961         22161
                           30365         32642         22250
                           27855         30453         21717
                           27212         29538         21159
                           28362         31162         23210
                           28059         30259         23646
                           30752         34468         25817
                           32800         35689         27711
                           31157         34136         26576
                           35765         39653         31148
                           41135         45266         35541
                           42796         47461         37636
                           38543         41649         35011
12/31/86                   41041         41905         36962
                           49795         52049         44854
                           50117         51680         47106
                           53731         53869         50213
                           41139         38217         38902
                           43930         45512         41114
                           46236         48526         43851
                           44415         48082         43997
                           44330         47778         45341
                           47162         51462         48552
                           51226         54740         52832
                           57998         58426         58483
                           55914         55548         59685
                           53895         54302         57890
                           58817         56361         61530
                           47836         42573         53083
                           52995         44729         57838
                           66175         58029         66228
                           64649         57108         66073
                           74221         61780         69601
                           89567         65324         75426
                           87449         70217         73524
                           77766         65411         74919
                           79430         67294         77280
12/31/92                   89678         77350         81164
                           87201         80656         84708
                           93146         82424         85116
                          106523         89632         87312
                          104737         91953         89333
                          101579         89504         85951
                           93158         86002         86312
                          101930         91977         90528
                          101270         90276         90510
                          107435         94444         99316
                          117151        103298        108786
                          133407        113500        117425
                          132830        115960        124491
                          142128        121877        131172
                          147884        127974        137053
                          155190        128407        141293
12/31/96                  151549        135087        153063
                          141155        128102        157175
                          171368        148868        184595
                          192880        171024        198416
                          182566        165297        204114
                          197008        181924        232573
                          187199        173442        240248
9/30/98                   144418        138501        216388

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS B
--------------------------------------------------------------------------------

                          Kemper
                           Small                    Standard &
                          Capital                   Poor's 500
                          Equity        Russell        Stock
                          Fund B1     2000 Index'     Index"
5/31/94                     10000        10000         10000
                          9398.23         9660          9757
                          10230.1        10332         10234
                          10145.9        10141         10232
                          10730.5        10609         11227
                          11673.5        11603         12298
                          13257.6        12749         13274
                          13179.2        13026         14073
                          14053.4        13690         14828
                          14591.3        14375         15493
                          15263.7        14424         15972
12/31/96                  14870.9        15174         17303
                          13815.7        14389         17768
                          16711.3        16722         20867
                          18748.1        19211         22430
12/31/97                  17675.7        18567         23074
                          19039.6        20435         26291
                          18037.5        19482         27158
9/30/98                   13685.9        15558         24461

                                  [LINE GRAPH]

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS C

                          Kemper
                           Small                    Standard &
                          Capital                   Poor's 500
                          Equity        Russell        Stock
                          Fund C1     2000 Index'     Index"
5/31/94                    10000         10000         10000
                            9434          9660          9757
                           10212         10332         10234
                           10128         10141         10232
                           10713         10609         11227
                           11656         11603         12298
                           13240         12749         13274
                           13162         13026         14073
                           14059         13690         14828
                           14597         14375         15493
                           15247         14424         15972
12/31/96                   14854         15174         17303
                           13799         14389         17768
                           16696         16722         20867
                           18734         19211         22430
12/31/97                   17661         18567         23074
                           19165         20435         26291
                           18162         19482         27158
9/30/98                    13928         15558         24461

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*    AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT
     INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

     (1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. WHEN REVIEWING THE PERFORMANCE CHART, PLEASE NOTE THAT THE INCEPTION DATE FOR THE RUSSELL 2000 INDEX IS JANUARY 1, 1979. AS A RESULT, WE ARE UNABLE TO ILLUSTRATE THE LIFE OF FUND PERFORMANCE FOR CLASS A SHARES (SINCE FEBRUARY 20, 1969) FOR KEMPER SMALL CAPITALIZATION EQUITY FUND. IN COMPARING KEMPER SMALL CAPITALIZATION EQUITY FUND TO THE RUSSELL 2000 INDEX AND THE STANDARD & POOR'S 500 STOCK INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+ THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED PRICE ONLY INDEX WHICH IS COMPRISED OF 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF
     CAPITALIZATION) IN THE RUSSELL 3000 INDEX.

++ THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERSDATA.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on September 30, 1998, and on September 30, 1997.

                                  [BAR GRAPH]

                                        KEMPER SMALL               KEMPER SMALL
                                       CAPITALIZATION             CAPITALIZATION
                                         EQUITY FUND               EQUITY FUND
                                         ON 9/30/98                 ON 9/30/97
CONSUMER NON-DURABLES                       29.7%                     22.1%

HEALTH CARE                                 22.6%                     14.5%

TECHNOLOGY                                  20.6%                     22.0%

CAPITAL GOODS                                8.4%                     13.6%

FINANCE                                      6.8%                     14.7%

CONSUMER DURABLES                            4.7%                      3.4%

TRANSPORTATION                               3.1%                      3.0%

BASIC INDUSTRIES                             2.9%                      2.4%

ENERGY                                       1.2%                      4.3%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Small Capitalization Equity Fund represented on September 30, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

                                  [BAR GRAPH]

                                        KEMPER SMALL
                                       CAPITALIZATION
                                         EQUITY FUND              RUSSELL 2000
                                         ON 9/30/98                   INDEX
CONSUMER NON-DURABLES                       29.7%                     20.3%

HEALTH CARE                                 22.6%                      9.1%

TECHNOLOGY                                  20.6%                     15.9%

CAPITAL GOODS                                8.4%                      8.5%

FINANCE                                      6.8%                     24.7%

CONSUMER DURABLES                            4.7%                      2.7%

TRANSPORTATION                               3.1%                      2.4%

BASIC INDUSTRIES                             2.9%                      6.2%

ENERGY                                       1.2%                      4.7%

UTILITIES                                    0.0%                      5.3%

* The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 19.6 percent of the fund's total net assets on September 30, 1998

--------------------------------------------------------------------------------------------------------
                      HOLDINGS                                                                   PERCENT
--------------------------------------------------------------------------------------------------------
1.          SOFAMOR-DANEK GROUP           Manufactures spinal implant devices.                      2.7%

2.          CONCORD COMMUNICATIONS        Develops and markets software solutions for computer      2.2%
                                          networks.

3.          MERCURY INTERACTIVE           Creates products to automate the testing and quality      2.0%
                                          assurance of client-server software.

4.          APPLIED POWER                 Manufactures and sells a wide variety of portable         1.9%
                                          hydraulic-powered equipment and systems including
                                          hydraulic pumps, cylinders, valves and power packages.

5.          SEROLOGICALS                  Global provider of specialty human antibody-based         1.9%
                                          services to pharmaceutical companies.

6.          PHYSICIAN RELIANCE NETWORK    Provides management, facilities and services to           1.8%
                                          oncologists through management service contracts.

7.          RESMED                        Develops, manufactures and distributes respiratory        1.8%
                                          products, specializing in treating respiratory-related
                                          sleep disorders.

8.          HEARST-ARGYLE TELEVISION      Produces programs for broadcast and cable networks and    1.8%
                                          owns television stations.

9.          OMNICARE                      Provides services to long-term care institutions such     1.8%
                                          as nursing homes, retirement centers and other
                                          institutional health care facilities.

10.         U.S. FOODSERVICE              Distributes foodstuff, cleaning supplies and paper        1.7%
                                          products to a variety of businesses and organizations,
                                          including restaurants, hotels, schools, and health care
                                          facilities.

*   Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND

Portfolio of Investments at September 30, 1998

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                                            NUMBER OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.6%                      Spartech Corp.                                 550,000        $  9,453
                                         (a)Superior Services, Inc.                        335,100           9,429
                                         -----------------------------------------------------------------------------
                                                                                                            18,882
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--7.6%                         Applied Power, Inc.                            502,400          13,722
                                         (a)Jacobs Engineering Group                       335,500          10,401
                                         (a)MotivePower Industries, Inc.                   436,200          10,196
                                         (a)RailWorks Corp.                                473,000           3,725
                                         (a)SPS Technologies                               250,800          11,678
                                            Westinghouse Air Brake Co.                     248,500           4,908
                                         -----------------------------------------------------------------------------
                                                                                                            54,630
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--21.3%                (a)Cavanaughs Hospitality Corp.                   330,600           2,624
                                         (a)Cinar Films, Inc.                              607,400          10,895
                                         (a)Consolidated Graphics, Inc.                    252,000           9,530
                                         (a)Cost Plus, Inc.                                306,000           8,147
                                         (a)Education Management Corp.                     308,400          10,948
                                            Four Seasons Hotels, Ltd.                      181,400           3,719
                                         (a)Guitar Center, Inc.                            433,400           8,126
                                         (a)Hearst-Argyle Television, Inc.                 393,900          13,146
                                         (a)ITT Educational Services, Inc.                 353,000          11,296
                                         (a)Interim Services                               585,100          12,031
                                         (a)Keystone Automotive Industries, Inc.           419,700           8,289
                                         (a)Lamalie Associates, Inc.                       164,700             967
                                         (a)MSC Industrial Direct                          210,200           4,204
                                         (a)Men's Wearhouse                                582,900          10,055
                                         (a)Morton's Restaurant Group                      204,500           4,397
                                         (a)Pacific Sunwear of California                  228,525           5,085
                                            Select Appointments Holdings, PLC, ADR         436,100           7,577
                                            Stewart Enterprises, Inc.                      484,800           8,120
                                         (a)Sylvan Learning Systems, Inc.                  177,900           4,158
                                         (a)United Rentals, Inc.                           247,555           5,926
                                            Wolverine World Wide, Inc.                     334,100           3,633
                                         -----------------------------------------------------------------------------
                                                                                                           152,873
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.3%                  (a)Dura Automotive Systems, Inc.                  321,100           8,309
                                            Ethan Allen Interiors                          179,900           6,521
                                            SPX Corp.                                       87,900           3,631
                                         (a)Tower Automotive, Inc.                         631,900          12,480
                                         -----------------------------------------------------------------------------
                                                                                                            30,941
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.7%                   (a)American Italian Pasta Co.                     439,900          11,547
                                         (a)NBTY, Inc.                                     721,100           5,679
                                            Regis Corp.                                    370,900          11,674
                                         (a)U.S. Foodservice, Inc.                         295,300          12,292
                                         -----------------------------------------------------------------------------
                                                                                                            41,192

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
ENERGY--1.1%                             (a)Global Industries, Ltd.                        688,900        $  7,965
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
FINANCE--6.2%                               Associated Banc Corp.                          223,397           7,023
                                            Bank United Corp.                              182,900           6,550
                                            Community First Bankshares                     483,600           8,584
                                         (a)Headland Mortgage Co.                          450,000           7,200
                                         (a)Healthcare Financial Partners                   91,900           3,860
                                            Metris Companies, Inc.                         106,900           4,984
                                            Texas Regional Bancshares                      285,000           6,448
                                         -----------------------------------------------------------------------------
                                                                                                            44,649
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--20.6%                       (a)CryoLife, Inc.                                 583,700           9,187
                                         (a)Hanger Orthopedic Group, Inc.                  312,100           5,813
                                         (a)Medicis Pharmaceutical Corp.                   289,200          11,460
                                         (a)MedQuist, Inc.                                 276,400           8,741
                                         (a)Ocular Sciences, Inc.                          300,000           6,300
                                            Omnicare, Inc.                                 362,100          12,764
                                         (a)PAREXEL International Corp.                    251,700           9,816
                                         (a)PathoGenesis Corp.                             211,700           7,066
                                         (a)Pediatrix Medical Group                        161,200           7,234
                                         (a)Physician Reliance Network                   1,126,800          13,240
                                         (a)QuadraMed Corp.                                412,400           8,300
                                         (a)ResMed, Inc.                                   254,500          13,234
                                         (a)Serologicals Corp.                             530,500          13,329
                                         (a)Sofamor-Danek Group                            216,800          19,295
                                            U.S. Surgical Corp                                  57               2
                                         (a)VISX, Inc.                                      28,400           1,903
                                         -----------------------------------------------------------------------------
                                                                                                           147,684
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--18.8%                        (a)Applied Micro Circuits Corp.                   262,300           3,902
                                            Cimlinc Incorporated, "D", convertible
                                            preferred                                       75,431             283
                                         (a)Comverse Technology                            271,900          11,114
                                         (a)Concord Communications, Inc.                   393,500          15,642
                                         (a)Daisytek International Corp.                   266,800           6,003
                                         (a)Exigent International, Inc., with
                                            warrants                                           125               1
                                         (a)JDA Software Group, Inc.                       481,400           6,649
                                         (a)Keane, Inc.                                    171,600           6,028
                                         (a)MAPICS, Inc.                                   254,700           5,601
                                         (a)Market Facts                                   290,000           8,048
                                         (a)Mercury Interactive Corp.                      364,800          14,478
                                         (a)Network Appliance, Inc.                        233,200          11,806
                                         (a)SBS Technologies                               295,200           7,380
                                         (a)Sapient Corp.                                  138,200           4,716
                                         (a)Solectron Corp.                                164,000           7,872
                                         (a)Tech Data Corp.                                230,000          11,514
                                         (a)Uniphase Corp.                                 159,100           6,523
                                         (a)Whittman-Hart, Inc.                            399,900           7,348
                                         -----------------------------------------------------------------------------
                                                                                                           134,908

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.8%                     C.H. Robinson Worldwide, Inc.                     264,400        $  5,321
                                         Expeditors International of Washington            330,300           9,166
                                      (a)U.S. Xpress Enterprises                           480,000           5,880
                                      --------------------------------------------------------------------------------
                                                                                                            20,367
                                      --------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--91.0%
                                         (Cost: $615,854)                                                  654,091
                                      --------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT      VALUE
MONEY MARKET                             Yield--5.53% to 5.56%
INSTRUMENTS--9.9%
                                         Due--October 1998
                                         Enron Corp.                                    $   30,000          29,929
                                         Renaissance Energy                                 16,000          15,998
                                         Other                                              25,000          24,992
                                      --------------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--9.9%
                                         (Cost: $70,918)                                                    70,919
                                      --------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.9%
                                         (Cost: $686,772)                                                  725,010
                                      --------------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(.9)%                     (6,661)
                                      --------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                 $718,349
                                      --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $686,772,000 for federal income tax purposes at September 30, 1998, the gross unrealized appreciation was $105,375,000, the gross unrealized depreciation was $67,137,000 and the net unrealized appreciation on investments was $38,238,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAPITALIZATION EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Capitalization Equity Fund as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Capitalization Equity Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998

(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $686,772)                                                $725,010
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                16,013
------------------------------------------------------------------------
  Fund shares sold                                                 2,222
------------------------------------------------------------------------
  Dividends                                                          155
------------------------------------------------------------------------
    TOTAL ASSETS                                                 743,400
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     4,131
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           10,777
------------------------------------------------------------------------
  Fund shares redeemed                                             9,122
------------------------------------------------------------------------
  Management fee                                                     255
------------------------------------------------------------------------
  Distribution services fee                                          122
------------------------------------------------------------------------
  Administrative services fee                                         90
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             484
------------------------------------------------------------------------
  Trustees' fees and other                                            70
------------------------------------------------------------------------
    Total liabilities                                             25,051
------------------------------------------------------------------------
NET ASSETS                                                      $718,349
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $607,668
------------------------------------------------------------------------
Undistributed net realized gain on investments                    72,443
------------------------------------------------------------------------
Net unrealized appreciation on investments                        38,238
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $718,349
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($511,706 / 96,549 shares outstanding)                           $5.30
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                      $5.62
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($186,155 / 37,351 shares outstanding)                           $4.98
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($8,141 / 1,628 shares outstanding)                              $5.00
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,347 / 2,290 shares outstanding)                             $5.39
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1998

(IN THOUSANDS)

-------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends                                                     $   2,668
-------------------------------------------------------------------------
  Interest                                                          2,454
-------------------------------------------------------------------------
    Total investment income                                         5,122
-------------------------------------------------------------------------
Expenses:
  Management fee                                                    3,519
-------------------------------------------------------------------------
  Distribution services fee                                         2,044
-------------------------------------------------------------------------
  Administrative services fee                                       2,054
-------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            4,014
-------------------------------------------------------------------------
  Reports to shareholders                                             338
-------------------------------------------------------------------------
  Professional fees                                                    52
-------------------------------------------------------------------------
  Trustees' fees and other                                             78
-------------------------------------------------------------------------
    Total expenses                                                 12,099
-------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (6,977)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sales of investments                        62,885
-------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (301,603)
-------------------------------------------------------------------------
Net loss on investments                                          (238,718)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(245,695)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED SEPTEMBER 30,
                                                                   1998            1997
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment loss                                           $   (6,977)         (5,099)
------------------------------------------------------------------------------------------
  Net realized gain                                                 62,885         108,862
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (301,603)        101,461
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (245,695)        205,224
------------------------------------------------------------------------------------------
Distribution from net realized gain                               (110,208)        (76,845)
------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            (21,226)         33,024
------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (377,129)        161,403
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------
Beginning of year                                                1,095,478         934,075
------------------------------------------------------------------------------------------
END OF YEAR                                                     $  718,349       1,095,478
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Small Capitalization Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to October 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of October 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to increase undistributed net investment income and decrease paid-in-capital previously reported through September 30, 1997 by $368,000.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the year ended September 30, 1998, the Fund incurred management fees as follows (in thousands):

                             Base fee                          $ 6,310
                             Performance adjustment             (2,791)
                                                               -------
                             Total fees                        $ 3,519
                                                               =======

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                     COMMISSIONS     COMMISSIONS ALLOWED
                                                                   RETAINED BY KDI     BY KDI TO FIRMS
                                                                   ---------------   -------------------
                             Year ended September 30, 1998            $154,000             875,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                     AND CDSC          DISTRIBUTION FEES
                                                                  RECEIVED BY KDI     PAID BY KDI TO FIRMS
                                                                 -----------------   ----------------------
                             Year ended September 30, 1998          $2,486,000             1,329,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                               ASF PAID BY       -----------------------------
                                                             THE FUND TO KDI     TO ALL FIRMS    TO AFFILIATES
                                                             ----------------    ------------    -------------
                             Year ended September 30, 1998      $2,054,000        2,071,000          5,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $3,107,000 for the year ended September 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $32,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $790,046

                             Proceeds from sales                         929,947

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                     YEAR ENDED SEPTEMBER 30,
                                                               1998                             1997
                                                    --------------------------         -----------------------
                                                     SHARES          AMOUNT            SHARES         AMOUNT
                              SHARES SOLD
                              Class A                150,146       $   984,735          27,197       $ 186,417
                             ---------------------------------------------------------------------------------
                              Class B                 10,789            69,768          14,228          92,204
                             ---------------------------------------------------------------------------------
                              Class C                 52,417           329,342           8,306          58,655
                             ---------------------------------------------------------------------------------
                              Class I                    847             6,088           1,369           9,385
                             ---------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 10,966            69,742           8,074          50,144
                             ---------------------------------------------------------------------------------
                              Class B                  5,045            30,421           3,584          21,543
                             ---------------------------------------------------------------------------------
                              Class C                    245             1,476             105             630
                             ---------------------------------------------------------------------------------
                              Class I                    315             2,030             232           1,451
                             ---------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (163,024)       (1,077,863)        (33,969)       (225,207)
                             ---------------------------------------------------------------------------------
                              Class B                (14,691)          (95,212)        (14,844)        (93,796)
                             ---------------------------------------------------------------------------------
                              Class C                (52,521)         (331,527)         (7,876)        (55,966)
                             ---------------------------------------------------------------------------------
                              Class I                 (1,464)          (10,226)         (1,827)        (12,436)
                             ---------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                  3,201            21,822           1,206           8,422
                             ---------------------------------------------------------------------------------
                              Class B                 (3,390)          (21,822)         (1,252)         (8,422)
                             ---------------------------------------------------------------------------------
                              NET INCREASE (DECREASE) FROM
                              CAPITAL SHARE TRANSACTIONS           $   (21,226)                      $  33,024
                             ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------
                                                                       CLASS A
                                                    ----------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                     1998    1997    1996    1995      1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $ 7.98    7.01    7.14    5.81      6.45
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 (.03)   (.01)   (.02)   (.01)     (.01)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (1.84)   1.55     .94    1.68      (.27)
--------------------------------------------------------------------------------------------------
Total from investment operations                     (1.87)   1.54     .92    1.67      (.28)
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain               .81     .57    1.05     .34       .36
--------------------------------------------------------------------------------------------------
Net asset value, end of year                        $ 5.30    7.98    7.01    7.14      5.81
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (25.13)% 24.29   16.33   30.88     (4.31)
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                               .90%    .90    1.08    1.14      1.34
--------------------------------------------------------------------------------------------------
Net investment loss                                   (.38)%  (.20)   (.26)   (.18)     (.76)
--------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------
                                                                       CLASS B
                                                    ----------------------------------------------
                                                                                      MAY 31
                                                       YEAR ENDED SEPTEMBER 30,         TO
                                                    ------------------------------   SEPT. 30,
                                                     1998    1997    1996    1995      1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $ 7.64    6.81    7.03    5.78      5.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 (.11)   (.10)   (.09)   (.07)     (.02)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (1.74)   1.50     .92    1.66       .15
--------------------------------------------------------------------------------------------------
Total from investment operations                     (1.85)   1.40     .83    1.59       .13
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain               .81     .57    1.05     .34        --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 4.98    7.64    6.81    7.03      5.78
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       (26.06)% 22.83   15.13   29.59      2.30
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                              2.14%   2.14    2.15    2.17      2.29
--------------------------------------------------------------------------------------------------
Net investment loss                                  (1.62)% (1.44)  (1.33)  (1.21)    (1.38)
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ------------------------------------------
                                                                     CLASS C
                                                    ------------------------------------------
                                                                                      MAY 31
                                                       YEAR ENDED SEPTEMBER 30,         TO
                                                    ------------------------------   SEPT. 30,
                                                     1998    1997    1996    1995      1994
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $ 7.63    6.80    7.02    5.77      5.65
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 (.14)   (.09)   (.09)   (.07)     (.03)
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (1.68)   1.49     .92    1.66       .15
----------------------------------------------------------------------------------------------
Total from investment operations                     (1.82)   1.40     .83    1.59       .12
----------------------------------------------------------------------------------------------
Less distribution from net realized gain               .81     .57    1.05     .34        --
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 5.00    7.63    6.80    7.02      5.77
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       (25.65)% 22.87   15.16   29.65      2.12
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses                                              2.06%   1.95    2.15    2.10      2.10
----------------------------------------------------------------------------------------------
Net investment loss                                  (1.54)% (1.25)  (1.33)  (1.14)    (1.21)
----------------------------------------------------------------------------------------------


                                                    ----------------------------------
                                                                 CLASS I
                                                    ----------------------------------
                                                     YEAR ENDED SEPTEMBER     JULY 3
                                                             30,                TO
                                                    ----------------------   SEPT. 30,
                                                     1998    1997    1996      1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $ 8.07    7.05    7.15      6.27
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 --     .01     .01        --
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (1.87)   1.58     .94       .88
--------------------------------------------------------------------------------------
Total from investment operations                     (1.87)   1.59     .95       .88
--------------------------------------------------------------------------------------
Less distribution from net realized gain               .81     .57    1.05        --
--------------------------------------------------------------------------------------
Net asset value, end of period                      $ 5.39    8.07    7.05      7.15
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       (24.82)% 24.89   16.76     14.04
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                               .48%    .53     .66       .79
--------------------------------------------------------------------------------------
Net investment income (loss)                           .04%    .17     .16      (.14)
--------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                      1998       1997       1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $718,349   1,095,478   934,075   839,905   631,607
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   86%        102        85       102        58
----------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 were determined based on average shares outstanding.

 TAX INFORMATION

The Fund paid distributions of $.79 per share from net long-term capital gains during the year ended September 30, 1998, of which 51% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $62,885,000, as capital gain dividends for the year ended September 30, 1998, of which 100% represent 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES & OFFICERS

TRUSTEES                      OFFICERS

DANIEL PIERCE                 MARK S. CASADY              LINDA J. WONDRACK
Chairman and Trustee          President                   Vice President
DAVID W. BELIN                PHILIP J. COLLORA           MAUREEN E. KANE
Trustee                       Vice President and          Assistant Secretary
                              Secretary
LEWIS A. BURNHAM                                          CAROLINE PEARSON
Trustee                       JOHN R. HEBBLE              Assistant Secretary
                              Treasurer
DONALD L. DUNAWAY                                         ELIZABETH C. WERTH
Trustee                       JERARD K. HARTMAN           Assistant Secretary
                              Vice President
ROBERT B. HOFFMAN                                         BRENDA LYONS
Trustee                       THOMAS W. LITTAUER          Assistant Treasurer
                              Vice President
DONALD R. JONES
Trustee                       ANN M. MCCREARY
                              Vice President
SHIRLEY D. PETERSON
Trustee                       KATHRYN L. QUIRK
                              Vice President
WILLIAM P. SOMMERS
Trustee                       STEVEN H. REYNOLDS
                              Vice President
EDMOND D. VILLANI
Trustee                       KURT R. STALZER
                              Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419557
                                  Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                     INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                    801 Pennsylvania Avenue
                                  Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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